UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K /A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2009

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  On April 27, 2009, First Community Corporation, holding company for First Community Bank, N.A., furnished a Current Report on Form 8-K that included a press release announcing its financial results for the period ended March 31, 2009 under Item 2.02.  As result of the closure on May 1, 2009 of Silverton Bank, N.A. (Silverton Bank or Silverton) by the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation (FDIC) being named as receiver of Silverton Bank, First Community Corporation is revising its results for the first quarter of 2009 under Item 2.02 below to reflect certain impacts of the closure of Silverton Bank.

ITEM 2.02.  Results of Operations and Financial Condition

On April 27, 2009, First Community Corporation, holding company for First Community Bank, N.A., furnished a Current Report on Form 8-K that included a press release announcing its financial results for the period ended March 31, 2009 under Item 2.02.

As result of the closure on May 1, 2009 of Silverton Bank by the Office of the Comptroller of the Currency and the FDIC being named as receiver of Silverton Bank, First Community Corporation, which we refer to as the company, is revising its results for the first quarter of 2009.  For the first quarter of 2009, net income available to common shareholders as revised is $408,000 or $0.13 per diluted share, as compared to net income available to common shareholders previously reported of $744,000 or $0.23 per diluted share.  The company had an original exposure to Silverton Bank in the form of a $511,000 investment in Silverton Bank’s common stock.  The company had previously reflected a write down of $176,000 to its investment in Silverton in the first quarter 2009.  As a result of the FDIC’s actions, the company has written down the balance of the exposure to Silverton.

The company has no additional exposure to Silverton in the form of debt or equity investments.  This additional charge does not have a material impact on the company’s regulatory capital ratios.  The company’s regulatory capital ratios continue to meet and exceed the regulatory capital definitions of “well-capitalized”.  As of March 31, 2009, the Tier I capital ratio, Total Capital and Leverage Capital ratios as revised were approximately 12.3% 13.2% and 8.0% respectively.  This compares to the regulatory guideline of 6%, 10% and 5% respectively to be considered “well-capitalized.”

Certain statements in this report contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. The words “may,” “would,” “could,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan,” and “estimate,” as well as similar expressions, are meant to identify forward-looking statements.  Forward-looking statements are subject to risks, uncertainties and other factors, such as a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other matters, which could cause actual results to differ materially from results expressed or implied by such forward-looking statements.   For a more detailed description of factors that could cause or contribute to such differences, please see the disclosures set forth under Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2008 and our other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in our forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

# # #

FIRST COMMUNITY CORPORATION

QUARTERLY INCOME STATEMENT DATA

(Dollars in thousands, except per share data)

	Three months ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Interest income	$7,919	$8,242	$7,854
Interest expense	3,609	3,955	3,866
Net interest income	4,310	4,287	3,988
Provision for loan losses	451	1,407	155
Net nterest income after provision	3,859	2,880	3,833

Non Interest Income
Deposit service charges	556	612	664
Mortgage origination fees	217	119	186
Commissions on sale of non-deposit products	149	91	88
Gain (loss) on sale of securities	354	—	(29)
Other-than-temporary-impairment write-down on securities	(648)	(169)	—
Fair value adjustment gain (loss)	21	(788)	149
Other	399	367	364
	1,048	232	1,422
Non Interest Expense
Salaries and employee benefits	2,013	2,070	1,901
Occupancy	300	296	279
Equipment	319	333	325
Marketing and public relations	107	167	203
Amortization of intangibles	155	123	138
Other	1,130	1,250	802
	4,024	4,239	3,648
Income before taxes	883	(1,127)	1,607
Income tax expense	311	(639)	484
Net income (loss)	$572	$(488)	$1,123
Preferred stock dividend	164	71	—
Net income (loss) available to common shareholders	$408	$(559)	$1,123

Primary earnings (loss) per common share	$0.13	$(0.17)	$0.35
Diluted earnings (loss) per common share	$0.13	$(0.17)	$0.35

Return on Average Assets	0.35%	-0.30%	0.79%
Return on Average Common Equity	2.85%	-3.38%	7.03%
Return on Average Common Tangible Equity	5.88%	-7.04%	13.04%

Net Interest Margin	3.05%	3.02%	3.21%
Net Interest Margin (Tax Equivalent)	3.08%	3.05%	3.30%

FIRST COMMUNITY CORPORATION

BALANCE SHEET DATA

(Dollars in thousand, except per share data)

	As of
	March 31,	December 31,	March 31,
	2009	2008	2008

Total Assets	$653,378	$650,233	$590,310
Investment Securities	220,884	235,075	180,485
Loans	330,208	332,964	314,178
Allowance for Loan Losses	4,024	4,581	3,680
Total Deposits	433,316	423,798	414,267
Securities Sold Under Agreements to Repurchase	28,326	28,151	28,907
Federal Home Loan Bank Advances	103,148	108,536	62,257
Junior Subordinated Debt	15,464	15,464	15,464
Shareholders’ equity	67,798	68,156	63,893

Book Value Per Common Share	$17.59	$17.76	$19.99
Tangible Book Value Per Common Share	$8.40	$8.50	$10.73
Equity to Assets	10.37%	10.48%	10.82%
Loan to Deposit Ratio	76.20%	75.45%	75.84%
Allowance for Loan Losses/Loans	1.22%	1.38%	1.17%

Quarterly Average Balances:

	Three months ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Average Total Assets	$654,670	$641,696	$575,733
Average Loans	332,404	327,559	310,798
Average Earning Assets	572,943	563,336	498,892
Average Deposits	431,322	427,688	403,478
Average Other Borrowings	148,149	146,531	101,711
Average Shareholders’ Equity	68,800	62,428	64,305

Asset Quality
Nonperforming Assets:
Non-accrual loans	$6,950	$1,757	$642
Other real estate owned	1,315	748	62
Accruing loans past due 90 days or more	457	59	158
Total nonperforming assets	$8,722	$2,564	$862

Loans charged-off	$1,027	$491	$52
Overdrafts charged-off	21	41	31
Loan recoveries	(25)	(14)	(66)
Overdraft recoveries	(15)	(28)	(12)
Net Charge-offs	$1,008	$490	$5
Net charge-offs to average loans	0.30%	0.15%	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ Joseph G. Sawyer
Name:	Joseph G. Sawyer
Title:	Chief Financial Officer

Dated: May 5, 2009